Universal Capital Investment Trust
                Supplement to Prospectus Dated January 28, 2000

   On August 17, 2000, the Trust will hold a shareholders meeting at which shareholders will be asked to vote on the following proposals:

1. The election of Andrew J. Goodwin, III, Robert A. Korajczyk, Robert F. Seebeck, and Alan L. Zable to the Board of Trustees;

2. The approval and the continuation of a new Investment Advisory Agreement with the Adviser upon the same terms and conditions as the current Investment Advisory Agreement, following two transactions which may constitute a change in the control of the Adviser (whose name will then be changed to Optimum Investment Advisers, L.P.); and

3. The ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

   The Board of Trustees has recommended that all shareholders vote to approve each of the proposals. It is anticipated that all proposals will be approved by shareholders and that the new Investment Advisory Agreement will become effective immediately after the shareholder meeting. If this is the case, there will be no additional supplement to the Prospectus to reflect this development.

July 18, 2000